united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 5/31

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

Essential 40 Stock Fund

(formerly KKM Enhanced U.S. Equity Fund)
Class I Shares (Symbol: ESSIX) (formerly KKMIX)

SEMI-ANNUAL REPORT

November 30, 2017

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

KKM Funds Semi-Annual Shareholder Report 11/30/2017

Dear Shareholder,

Markets continued their ascent in the second half of 2017. After trending sideways with little volatility over the summer, US markets found renewed strength in September that helped push many of the major averages to new all-time highs. During this stretch the S&P 500 Total Return Index* was up 10.89%, while KKM U.S. Enhanced Equity Fund was up 8.17%.

Beginning in June, many of the major averages trended sideways through the summer. Volatility expectations continued to be reduced as the market experienced very little downward price movement. The VIX hovered around 10.5 for much of this period as volatility expectations ratcheted lower due to the lack of any meaningful downward pressure.

Once September came along the markets reestablished themselves to the upside and many of the major averages pushed to all-time highs for the period ending November 30, 2017. Correspondingly, the VIX and volatility expectations were pushed to all-time low readings. Taking a deeper dive, there appear to be a confluence of factors as to why the markets have demonstrated strength and volatility has remained historically low. After some doubts earlier in the year, tax reform found some renewed support and began to pick up steam as the markets moved into the fall, as did economic growth and corporate earnings. Couple this with a Federal Reserve that has been slow to increase interest rates while maintaining a “dovish” tone and it would appear the equity markets experienced the perfect storm. Sweeping tax cuts were rounding into shape and the expected corporate tax overhaul appeared to be providing the markets with stability. Economic activity both here in the US and abroad was showing signs of accelerating, which was being represented in corporate revenue growth and earnings growth for the second and third quarters in 2017.

One would think that some of the geopolitical news items the markets had to contend with during the second half of 2017 would have led to periodic volatility spikes and greater market volatility. However, many of those concerns were met with an astonishing degree of indifference. Concerns about leadership in the US, geopolitical tensions between North Korea and the US and other parts of the world, unrest in the Middle East, were all priced out of the market with extraordinary haste.

This indifference led to a historically low volatility regime. Over the past six months the VIX has experienced the 30 lowest closes for the index in history. Consider that for a moment, the top 30 lowest closes in VIX history have all occurred during the reporting period. Every one of these closes was below 10. This made it very difficult for the fund to recognize let alone harvest any extended volatility spikes.

Changes to the Fund:

As mentioned above, the fund was up 8.17% for the period while the S&P 500TR was up 10.89% which equates to a 75% capture rate. Due to some of the VIX metrics described above, the fund model shifted the volatility exposure to account for the historically low volatility regime.

Along with the shift in the model, the fund also experienced other changes which we believe will lead to increased shareholder value in the future.

Beginning in September we began to transition the fund to become more competitive with current market trends. First, the “A” share class was suspended. We view this as proactive move for the fund to better comply with changes initiated by the DOL (Department of Labor). The remaining “A” shareholders were converted to “I” shares on November 2, 2017. Second, management fees for the fund have been reduced from 85 bps to 50 bps. As the mutual fund industry evolves we feel a duty to our shareholders to remain competitive with the current trends. Reducing the management fee allows the fund to remain competitive with other similar funds and ETF’s in the marketplace, in addition to adding shareholder value to the fund. Finally, the fund changed the equity allocation away from the SPY and to a basket of 40 stocks which we believe offers more efficient equity exposure and is a better representation of the essential stocks to own for today’s market environment. Additionally, we have taken steps to change the investment strategy of the fund to focus on a basket of forty securities and eliminate the usage of an option overlay. We anticipate these changes to be in effect in the next reporting period.

Sincerely,

Jeff Kilburg

Disclosure:

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Definitions

*S&P 500 Total Return Index - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

*S&P 500 - The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

*VIX (CBOE Volatility Index) – Is a 30-day measure of future expected volatility, determined by the implied volatility levels of a strip of S&P 500 index options.

*SPY (S&P 500 Trust) – An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

*FED – Federal Reserve System is the central banking system of the United States.

*Dovish – Unlikely the FED would take aggressive action.

6028-NLD-1/11/2018

KKM Enhanced U.S. Equity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2017

The Fund’s performance figures* for the periods ended November 30, 2017, compared to its benchmark:

	Six Months		Annualized	Annualized Since
	Performance	One Year	Three Year	Inception **
Class I	8.17%	10.24%	1.59%	1.14%
S&P 500 Index^	10.89%	22.87%	10.91%	11.62%
CBOE VIX Tail Hedge Index‡	10.88%	22.32%	19.37%	7.09%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 4.19% for Class I shares per the December 4, 2017 prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

**	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

‡	The CBOE VIX Tail Hedge Index consists of each equity security in the S&P 500 (with dividends reinvested), and an amount of one-month, call options on the VIX Index that is determined by the level of forward volatility. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

PORTFOLIO COMPOSITION+ (Unaudited)±

Common Stock	99.5%
Other Assets Less Liabilities	0.5%
100.0%

+  Based on Total Net Assets as of November 30, 2017.

±  Does not include the derivatives in which the Fund invests.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

KKM Enhanced U.S. Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
November 30, 2017

Shares		Value
	COMMON STOCK - 99.5%
	AEROSPACE/DEFENSE - 6.4%
861	Boeing Co.	$238,325
528	Lockheed Martin Corp.	168,495
		406,820
	AIRLINES - 2.3%
2,894	American Airlines Group, Inc.	146,118

	AUTO MANUFACTURERS - 2.6%
3,783	General Motors Co.	163,009

	BANKS - 2.6%
1,581	JP Morgan Chase and Co.	165,246

	CHEMICALS - 7.2%
2,357	DowDuPont, Inc.	169,610
1,250	Monsanto Co.	147,925
7,356	Potash Corp. of Saskatchewan, Inc.	144,545
		462,080
	COMMERCIAL SERVICES - 2.4%
1,330	Automatic Data Processing, Inc.	152,232

	COMPUTERS - 3.1%
1,145	Apple, Inc.	196,768

	DIVERSIFED FINANCIAL SERVICES - 5.7%
1,171	CME Group, Inc.	175,111
1,667	Visa, Inc.	187,688
		362,799
	ELECTRIC - 2.5%
1,778	Duke Energy Corp.	158,562

	ENVIRONMENTAL CONTROL - 2.5%
1,952	Waste Management, Inc.	160,552

	FOOD - 2.2%
2,447	Sysco Corp.	141,265

	FOREST PRODUCTS & PAPER - 2.3%
2,541	International Paper Co.	143,846

	HEALTHCARE-SERVICES - 3.0%
841	UnitedHealth Group, Inc.	191,891

	INSURANCE - 4.5%
2,052	American International Group, Inc.	123,038
841	Berkshire Hathaway, Inc. *	162,321
		285,359
	INTERNET - 8.9%
165	Alphabet, Inc. *	170,968
171	Amazon.com, Inc. *	201,224
1,091	Facebook, Inc. *	193,303
		565,495
	IRON/STEEL - 1.8%
4,053	United States Steel Corp.	117,213

	MEDIA - 6.5%
2,146	CBS Corp.	120,305
460	Charter Communications, Inc. *	150,057
3,847	Comcast Corp.	144,416
		414,778
	MISCELLANEOUS MATERIALS - 4.2%
769	3M Co.	186,975
4,330	General Elecric Co.	79,196
		266,171

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
November 30, 2017

Shares					Value
	COMMON STOCK (Continued) - 99.5%
	OIL & GAS - 2.0%
1,565	Exxon Mobil Corp.				$130,349

	PHARMACEUTICALS - 4.8%
2,281	Bristol-Meyers Squibb Co.				144,136
1,172	Johnson & Johnson				163,295
					307,431
	PIPELINES - 1.9%
4,943	Enterprise Products Partners LP				121,746

	RETAIL - 7.3%
1,668	CVS Health Corp.				127,769
846	Costco Wholesale Corp.				156,028
1,014	Home Depot, Inc.				182,338
					466,135
	SEMICONDUCTORS - 2.6%
3,721	Intel Corp.				166,850

	SOFTWARE - 2.9%
2,175	Microsoft Corp.				183,070

	TELECOMMUNICATIONS - 4.7%				168,372
4,514	Cisco Systems, Inc.				131,602
2,586	Verizon Communications, Inc.				299,974

	TRANSPORTATION - 2.6%
718	FedEx Corp.				166,188

	TOTAL COMMON STOCK (Cost - $6,082,389)				6,341,947

Contracts **		Exercise Price	Expiration Date	Notional Amount
	OPTIONS PURCHASED* - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
100	SPDR S&P 500 ETF	$222.50	December 2017	$2,225,000	150
	TOTAL OPTIONS PURCHASED (Cost - $597)				150

	TOTAL INVESTMENTS - 99.5% (Cost - $6,082,986) (a)				$6,342,097
	OTHER ASSETS LESS LIABILITIES - 0.5%				30,537
	NET ASSETS - 100.0%				$6,372,634

ETF - Exchange Traded Fund

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $6,092,734 including options, and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$296,980
Unrealized depreciation:	(47,617)
Net unrealized appreciation:	$249,363

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
November 30, 2017

Assets:
Investments in Securities at Fair Value (at cost $6,082,986)	$6,342,097
Due From Adviser	78,176
Dividends and Interest Receivable	13,244
Prepaid Expenses and Other Assets	40,974
Total Assets	6,474,491

Liabilities:
Due to broker	93,972
Due to custodian	4,641
Accrued Distribution Fees	1,810
Accrued Expenses and Other Liabilities	1,434
Total Liabilities	101,857

Net Assets	$6,372,634

Composition of Net Assets:
At November 30, 2017, Net Assets consisted of:
Paid-in-Capital	$8,629,171
Accumulated Net Investment Gain	15,064
Accumulated Net Realized Loss on Investments, Options, and Futures Transactions	(2,530,712)
Net Unrealized Appreciation on Investments and Options	259,111
NET ASSETS	$6,372,634

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$6,372,634
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	625,347
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.19

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended November 30, 2017

Investment Income:
Dividend Income	$31,761
Interest Income	123
Total Investment Income	31,884

Expenses:
Investment Advisory Fees	7,303
Transfer Agent Fees	27,310
Registration and Filing Fees	27,088
Legal Fees	22,535
Fund Accounting Fees	22,393
Administration Fees	19,399
Chief Compliance Officer Fees	11,653
Printing Expense	10,809
Audit Fees	8,067
Trustees’ Fees	6,375
Custody Fees	2,900
Interest Expense	2,128
Shareholder Servicing Fees	1,492
Insurance	505
Distribution Fees- Class A	90
Miscellaneous Expenses	2,708
Total Expenses	172,755
Less: Fees Waived and Expenses Reimbursed by Adviser	(160,847)
Net Expenses	11,908
Net Investment Income	19,976

Net Realized and Unrealized Gain (Loss) on Investments, Options and Futures Transactions:
Net Realized Gain (Loss) on:
Investments	342,883
Options Purchased	(15,096)
Options Written	(30,586)
Futures Contracts	(4,539)
292,662
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(21,578)
Options Purchased	4,657
Options Written	16,490
Futures Contracts	772
341

Net Realized and Unrealized Gain on Investments, Options and Futures Transactions	293,003

Net Increase in Net Assets Resulting From Operations	$312,979

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	November 30, 2017	May 31, 2017
	(Unaudited)
Operations:
Net Investment Income	$19,976	$49,228
Net Realized Gain (Loss) on Investments, Options and Futures Contracts	292,662	(62,087)
Net Change in Unrealized Appreciation on Investments, Options and Futures Contracts	341	160,560
Net Increase in Net Assets Resulting From Operations	312,979	147,701

Distributions to Shareholders From:
Income
Class A	—	(149)
Class I	—	(38,186)
Net Decrease in Net Assets From Distributions to Shareholders	—	(38,335)

Beneficial Interest Transactions:
Class A Shares‡:
Proceeds from Shares Issued	13	16,946
Distributions Reinvested	—	149
Shares Transferred to Class I	(72,282)	—
Cost of Shares Redeemed	(38,241)	(851,241)
Total Class A Transactions	(110,510)	(834,146)

Class I Shares:
Proceeds from Shares Issued	5,430,367	1,427,527
Distributions Reinvested	—	31,644
Shares Transferred from Class A	72,282	—
Cost of Shares Redeemed	(1,776,432)	(8,703,245)
Total Class I Transactions	3,726,217	(7,244,074)

Net Increase (Decrease) in Net Assets Resulting From Beneficial Interest Transactions	3,615,707	(8,078,220)

Increase (Decrease) in Net Assets	3,928,686	(7,968,854)

Net Assets:
Beginning of Period	2,443,948	10,412,802
End of Period*	$6,372,634	$2,443,948
* Includes accumulated net investment income (loss) of:	$15,064	$(4,912)

Share Activity:
Class A Shares‡:
Shares Issued	1	1,806
Shares Reinvested	—	16
Shares Transferred to Class I	(7,234)	—
Shares Redeemed	(3,972)	(91,059)
Net decrease in shares of beneficial interest outstanding	(11,205)	(89,237)

Class I Shares:
Shares Issued	555,886	151,162
Shares Reinvested	—	3,406
Shares Transferred from Class A	7,423	—
Shares Redeemed	(186,173)	(937,909)
Net increase (decrease) in shares of beneficial interest outstanding	377,136	(783,341)

‡	Class A shares of the Fund were converted into Class I on November 1, 2017.

The accompanying notes are an integral part of these financial statements.

KKM Enhanced US Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Six Months**		Year	Year	For the Period*
	Ended		Ended	Ended	Ended
	November 30, 2017		May 31, 2017	May 31, 2016	May 31, 2015
	(Unaudited)

Net Asset Value, Beginning of Period	$9.42		$9.20	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.09		0.07	0.13	0.01
Net realized and unrealized gain (loss) from investments, options, and futures contracts	0.68		0.26	(0.51)	(0.34)
Total from investment operations	0.77		0.33	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	—		(0.11)	(0.04)	(0.03)
Net return of capital	—		—	(0.02)	—
Total distributions	—		(0.11)	(0.06)	(0.03)

Paid in capital from redemption fees	—		—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$10.19		$9.42	$9.20	$9.64

Total Return (b)	8.17	% (e)	3.57%	(3.99)%	(3.32	)%(e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$6,373		$2,338	$9,491	$20,252
Ratio of expenses to average net assets: (i)
before reimbursement (c)(g)	15.32	% (d)	4.56%	2.52%	1.77	% (d)
net of reimbursement (g)	1.06	% (d)	1.07%	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	1.77	% (d)	0.78%	1.38%	0.15	% (d)
Portfolio turnover rate	91	% (e)	48%	157%	211	% (e)

*	Inception date of Class I shares is June 6, 2014. Start of performance is June 11, 2014.

**	Class A shares of the Fund were converted into Class I on November 1, 2017.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (c)(g)	15.23	% (d)	4.54%	2.50%	1.77	% (d)
net of reimbursement (g)	0.96	% (d)	1.05%	1.05%	1.05	% (d)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
November 30, 2017

1.	ORGANIZATION

KKM Enhanced U.S. Equity Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified (prior to October 1, 2017, the Fund was non-diversified.), open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

The Fund offered two classes of shares designated as Class A and Class I. Class A shares are no longer available for purchase and existing Class A shares of the Fund converted to Class I shares on November 1, 2017. Class I shares also are offered at net asset value with no initial sales charge. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
November 30, 2017

securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2017 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$6,341,947	$—	$—	$6,341,947
Options Purchased	—	150	—	150
Total	$6,341,947	$150	$—	$6,342,097

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the six months ended November 30, 2017.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period.

*	See the Portfolio of Investments for industry classification.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
November 30, 2017

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premiums paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. To manage equity price risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Fund will receive from or pays to the broker a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Fund will recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of November 30, 2017.

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received	Net Amount
Option contracts	$150	$—	$150	$150	$—	$—
Total	$150	$—	$150	$150	$—	$—

As of November 30, 2017, the change in unrealized appreciation and amount of realized loss on options and futures contracts subject to equity price risk amounted to $21,147 and $45,682 and $772 and $4,539, respectively. The value of the derivative instruments of $150 can be found on the Statement of Assets and Liabilities included in Investments in Securities at Fair Value. The notional value of the derivative instruments outstanding as of November 30, 2017 as disclosed in the Portfolio of Investments and the realized loss amounts and changes in unrealized gains and losses on derivative instruments during the six months as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
November 30, 2017

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2015 - 2017, or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax -basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended November 30, 2017, amounted to $6,203,999 and $2,478,577, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% (0.85% prior to September 21, 2017) of the Fund’s average daily net assets. For the six months ended November 30, 2017, the Adviser earned advisory fees of $7,303 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until December 31, 2018, so that the total annual operating expenses of the Fund do not exceed 0.70% (1.05% prior to September 21, 2017) of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the six months ended November 30, 2017, the Adviser waived fees and reimbursed expenses of $160,847. As of November 30, 2017, the cumulative expenses subject to recapture amounted to $637,724 of which $198,238 expires May 31, 2018, $219,908 expires May 31, 2019 and $219,578 expires May 31, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the six months ended November 30, 2017, the Fund incurred distribution fees of $90 on Class A shares.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
November 30, 2017

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class I shares. For the six months ended November 30, 2017, the Distributor received no underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2017	May 31, 2016
Ordinary Income	$38,335	$69,055
Long-Term Capital Gain	—	—
Return of Capital	—	20,821
	$38,335	$89,876

As of May 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,912)	$(2,807,103)	$(7,295)	$249,794	$(2,569,516)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open 1256 option and futures contracts. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,912.

At May 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-
Short-Term	Expiring	Total
$759,784	$2,047,319	$2,807,103

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and adjustments for C-Corporation return of capital distributions and partnerships, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2017 as follows:

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
November 30, 2017

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(2,453)	$(110,060)	$112,513

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, undersection 2[a] 9 of the Act. As of November 30, 2017, TD Ameritrade, Inc. held 91.65% of the voting securities of Class I. Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade, Inc. is also beneficially owned.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following.

On December 1, 2017, the Fund’s name was changed to Essential 40 Stock Fund and its ticker symbol from KKMIX to ESSIX for Class I shares.

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18-19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the KKM Enhanced U.S. Equity Fund (“KKM Enhanced Equity”) and KKM Financial LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with KKM Enhanced Equity’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to KKM Enhanced Equity.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of KKM Enhanced Equity. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding KKM Enhanced Equity’s key management and investment advisory personnel, and comparative fee information relating to KKM Enhanced Equity) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for KKM Enhanced Equity including the individuals that primarily monitor and execute the investment process. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of KKM Enhanced Equity and concluded that KKM Financial’s personnel have the qualifications and expertise to manage the Fund. The Board also noted that KKM Financial continues to be committed to follow the investment strategy of KKM Enhanced Equity. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

accounts would conflict with its management of KKM Enhanced Equity; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with KKM Enhanced Equity’s investment limitations, noting that KKM Financial’s chief compliance officer will periodically review the portfolio managers’ performance of their duties with respect to KKM Enhanced Equity to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person or principal had the ability to make additional contributions in order to meet its obligations to KKM Enhanced Equity. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to KKM Enhanced Equity and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of KKM Enhanced Equity as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2017, noting that the Fund underperformed its peer group, Morningstar category and benchmark for the periods. The Board revisited KKM Financial’s presentation on performance noting the strategy has been extremely out of favor due to the lack of volatility in the market. The Board further noted that KKM Enhanced Equity should perform favorably during a normal, volatile market cycle. After further discussion, the Board concluded that the processes and personnel KKM Financial has in place should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed KKM Enhanced Equity’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board noted that the advisory fee although on the high side was below the peer group and Morningstar category averages. The Board reviewed the contractual arrangements for KKM Enhanced Equity, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2018 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.30% and 1.05% of KKM Enhanced Equity’s average net assets for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for KKM Enhanced Equity was in the best interest of the Fund’s shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to KKM Enhanced Equity, that the advisory fee charged by KKM Financial was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to KKM Enhanced Equity based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that the adviser continues to subsidize KKM Enhanced Equity and concluded that anticipated profits from KKM Financial’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which KKM Enhanced Equity will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM Financial’s expectations for growth of KKM Enhanced Equity. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2017

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of KKM Enhanced Equity and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of KKM Enhanced Equity and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

KKM Enhanced U.S. Equity Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2017

As a shareholder of the KKM Enhanced U.S. Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 through November 30, 2017.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class I	Expense Ratio	6/1/17	11/30/17	Period*	11/30/17	Period*
KKM Enhanced U.S. Equity Fund	0.96%	$1,000.00	$1,081.70	$5.01	$1,020.26	$4.86

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period June 1, 2017 to November 30, 2017 (183) divided by the number of days in the fiscal year (365).

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Wolf

Kevin Wolf, President/Principal Executive Officer

Date 2/5/18

/s/ Erik Naviloff

Erik Naviloff, Treasurer/Principal Financial Officer

Date 2/5/18